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EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-37914 of Genius Products, Inc. and Subsidiaries of our report dated March 19, 2004, with respect to the financial statements included in the Annual Report on Form 10-KSB of Genius Products, Inc. and Subsidiaries for the year ended December 31, 2003.

                                        /s/ Cacciamatta Accountancy Corporation

                                            CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
March 30, 2004